UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2012

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Three D Systems Circle Rock Hill, SC 29730

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (803) 326-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 3, 2012, 3D Systems Corporation (“3D Systems”) filed a Current Report on Form 8-K to report its acquisition of Z Corporation (“Z Corp”) and Vidar Systems Corporation (“Vidar”). The instructions to Form 8-K afford the registrant 71 days after the date on which the original Form 8-K was required to be filed to amend such filing to include audited financial statements of Z Corp and Vidar. This Form 8-K/A is being filed to provide such financial statements and pro forma financial information and does not make any other changes from the previously filed Form 8-K on January 3, 2012.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following information is filed as Exhibit 99.1 hereto and incorporated by reference herein:

Audited financial statements:

Report of Independent Registered Public Accounting Firm

Combined Balance Sheets as of December 31, 2011 and 2010

Combined Statements of Income and Comprehensive Income for the years ended December 31, 2011 and 2010

Combined Statement of Changes in Stockholders’ Equity for the years ended December 31, 2011 and 2010

Combined Statements of Cash Flows for the years ended December 31, 2011 and 2010

Notes to financial statements

(b)	Pro Forma Financial Information

The following information is filed as Exhibit 99.2 hereto and incorporated by reference herein:

Unaudited Pro Forma Condensed Combined Financial Statements:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2011

Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2011

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits.

23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm

99.1	Audited combined financial statements of Z Corporation and Vidar Systems Corporation as of and for the twelve months ended December 31, 2011 and 2010

99.2	Unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2012	3D SYSTEMS CORPORATION

/s/ ROBERT M. GRACE, JR
(Signature)

Name: Robert M. Grace, Jr.
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm

99.1	Audited combined financial statements of Z Corporation and Vidar Systems Corporation as of and for the twelve months ended December 31, 2011 and 2010

99.2	Unaudited pro forma condensed combined financial statements as of December 31

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